COLUMBIA FLOATING RATE FUND
                      COLUMBIA FLOATING RATE ADVANTAGE FUND
                 COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND

                Supplement to Prospectuses dated January 1, 2003

         The section PRINCIPAL RISKS; AFFILIATION RISK is revised in its entirety to read as follows:

Due to Columbia's affiliation with Fleet National Bank, the Fund may be unable to purchase certain loans in which Fleet participates, because of regulatory restrictions. This limitation may prevent the Fund from investing in loans it might otherwise purchase, and could adversely affect the Fund's return. As a result of this restriction, the Fund may also invest a larger portion of its assets than it otherwise would in the secondary loan market, rather than in newly-issued loans. Under certain market conditions, loans purchased in the secondary market may generally be less attractive investments than newly-issued loans.

On October 27, 2003, Bank of America Corporation and FleetBoston Financial Corporation, the parent company of Fleet National Bank, announced a definitive agreement to merge. Currently, Bank of America and its affiliates are significantly more active than Fleet National Bank in the loan marketplace. If and when that merger is consummated, the restrictions and associated risks described above will apply to loans in which Bank of America or its affiliates participate, either as Agents, underwriters or buyers or sellers in the secondary market, and the number of loans available to the Fund for investment consequently may be further limited.


                                                                November 6, 2003